UBC Algorithmic Fundamentals ETF

PROSPECTUS

December 10, 2021

This prospectus describes the UBC Algorithmic Fundamentals ETF (the “Fund”) which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
UBC Algorithmic Fundamentals ETF	UBCB	NYSE Arca

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – UBC Algorithmic Fundamentals ETF

Investment Objective

The UBC Algorithmic Fundamentals ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.75%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	Under the Investment Advisory Agreement, Ultra Blue Capital, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
UBC Algorithmic Fundamentals ETF	$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

The Fund is actively managed by proprietary artificial intelligence (AI) algorithms. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowing for investment purposes) in large capitalization (“large cap”) companies listed on U.S. stock exchanges and markets, including common stocks, American Depositary Receipts (“ADRs”) and exchange-traded funds (“ETFs”) that provide exposure to large cap companies. The Adviser defines large cap equity securities as companies with market capitalizations of $10 billion or more, measured at the time of purchase.

In normal market conditions, the Adviser anticipates the Fund will hold 40-100 different positions across a broad spectrum of industries as dictated by its proprietary investment models. The Fund may take larger positions in certain companies and/or industries as dictated by its proprietary investment models. The Fund operates as a “non-diversified” fund which means it can invest in fewer securities at any one time than a diversified fund. The Fund’s systematic investment process is based on rigorous back testing of proprietary and evolving data-driven strategies and is designed to allow the Fund to achieve attractive risk-adjusted returns (i.e., returns made relative to the amount of risk taken). The Fund’s use of a systematic investment process does not guarantee that such risk-adjusted returns will be achieved.

In making investment decisions, the Adviser’s algorithms are trained to invest in profitable companies with predicted expanding fundamentals (i.e., companies demonstrating such things as improved cash flows and earnings per share, reasonable price-to-earnings ratio, and improving price-to-earnings growth and dividend yield). In predicting fundamentals, the Adviser uses its proprietary machine-learnings forecasting algorithms. The proprietary forecasting algorithms generate a wide range of short- to mid-term fundamental predictions for economic metrics, industries, and companies’ fundamentals (including financials and operating metrics) across multiple sectors. These fundamental predictions are underpinned by a highly scalable proprietary backend system which processes factual and market datasets available in the public domain. These datasets include historical financial statements, historical price action for companies, investor sentiment, and leading economic indicators, such as gross domestic product, purchasing manager’s index and consumer purchasing index. The Fund’s portfolio will be actively managed and may have exposure to growth and/or value companies. The Adviser believes that by running multiple independent models it serves as a cross-check for the predictions generated by the models.

The Adviser’s AI-driven algorithms actively identify opportunities and automatically invest, divest, and rebalance the Fund’s portfolio allocation, as well as provide real-time performance monitoring and systematic risk management through both rule-based and machine-learning algorithms to optimize portfolio performance. The risk/performance metrics the Adviser regularly calculates, and uses include Sharpe ratio, Sortino ratio, maximum drawdown, beta, alpha, standard deviation, portfolio turnover, and trading costs. In addition, the Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account anticipated transaction costs associated with trading a particular security. The model parameters the Adviser may optimize include security selection criteria, weighting, diversification, rebalancing frequency, and cash allocation. The Adviser has full discretion to override the machine-learning algorithms at any time, but it is unlikely the Adviser will do so on a regular basis. This would generally occur when portfolio security weightings and/or the portfolio turnover exceed expected thresholds.

The Adviser may employ various overlay strategies for the Fund that are designed to increase return and/or hedge against market risks and/or generate income. One strategy that may be employed by the Adviser involves writing covered calls on the broad market using ETF(s) based options and/or on stock holdings in the Fund. The Fund’s use of covered calls will provide the Fund with income, but it will limit the Fund’s opportunity to profit from an increase in the market value of the underlying security to the exercise price (plus the premium received). The Adviser may write call options on securities indices when the Adviser believes the underlying index is going to be flat or down. Both of these overlay strategies are designed to generate income for the Fund during periods when market conditions are expected to be flat to neutral. Another overlay strategy the Adviser may employ involves the use of short selling. Short selling involves investing in such a way that the Fund will benefit from a decline in value of an asset. The Adviser’s use of short selling will be primarily used to hedge/protect against a perceived risk such as a major market downturn. It is anticipated that the Fund’s use of short selling will typically involve shorting ETF(s) and/or stock holdings in the Fund. The Adviser may purchase put options on securities indices and/or stock holdings that provide downside protection as it relates to the Fund’s exposure to large cap stocks and/or to a market sector that the Adviser has identified as a risk for the Fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Exchange-Traded Funds Risk. In addition to the risks associated with the underlying assets held by the ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities. Investment in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETF in which it invests. Further, certain ETFs in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

Market Risk. The value of securities in the Fund’s overall portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period. The Fund’s performance is highly correlated with the broader stock market and hence carries systematic market risk.

Management Risk. The strategies used by the Adviser may fail to produce the intended result.

Quantitative Security Selection Model Risk. The Adviser relies on a proprietary investment process that it developed based on rigorous back-testing of the proprietary strategies that deploy certain assumptions and elections over various market periods. Back testing is the process of assessing how well a trading/investment strategy or analytical method could perform, based on historical data. It is a key component of the Fund’s strategy and allows the Adviser to test how a particular strategy has performed in certain market conditions, but the use of back testing does not guarantee that such performance will be repeated. The Fund bears the risk that the quantitative models used by the Fund will not be successful in forecasting market returns or in determining the investments and weighting of such investments for the Fund. The Adviser will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time and there can be no assurance that the current iteration of a model will be employed at any point in the future.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Growth Style Risk. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. In addition, there may be periods during which the investment performance of the Fund while using a growth strategy may suffer.

Value Style Risk. Value stocks present the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Foreign Securities Risk. The Fund’s investments in foreign issuers will be through depositary receipts. These investments are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets.

Risks of Investment Selection. The Fund's investment success depends on the skill of the Adviser, including the Adviser’s proprietary AI-driven algorithms, in evaluating, selecting, and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. While focusing the Fund’s investments in a particular sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its strategy. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Non-Diversification Risk. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment or limited number of investments. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Portfolio Turnover Rate Risk. A fund with a high rate of portfolio turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. A fund with a high rate of portfolio turnover may also pay more brokerage commissions and may be more likely to incur other transaction costs (including imputed transaction costs), which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transactions costs it incurs will vary over time based on market conditions.

New Fund Risk. The Fund is a new ETF and as a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in the Fund’s shares. If the Fund does not grow its assets to a viable level it may be difficult for the Adviser to implement the Fund’s investment strategies and achieve the desired portfolio diversification.

New Adviser Risk. The Adviser has not previously managed an ETF, but the Adviser has experience managing hedge funds that make investment decisions using proprietary machine-learning algorithms similar to those being used for the Fund.

Options Risk. The Fund’s use of options may result in the Fund being exposed to the following risks:

-	the writer of an option may be assigned an exercise at any time during the option period;

-	disruptions in the markets for underlying instruments could result in losses for options investors;

-	imperfect or no correlation between the option and securities being hedged;

-	the insolvency of a broker could present risks for the broker’s customers; and

-	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund, which may reduce returns. When the Fund sells call options, it receives cash (premium received) but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received).

Short Selling Risk. The Fund may enter into a short sale by selling a security it has borrowed (typically from a broker orother institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases,purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

Risks of Hedging. The Fund may engage in “hedging” strategies, including short sales in an effort to protect assets from losses due to declines in the value of the Fund’s portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the Fund uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund’s return. No assurance can be given that the Adviser will employ hedging strategies with respect to all or any portion of the Fund’s assets.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

●	Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on NYSE Arca (the “Exchange”), trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund shares will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

●	Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in the Fund’s net asset value (“NAV”) and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Fund shares may trade at a discount to NAV. The market price of Fund shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●	Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

●	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Performance History

The Fund does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free 866-465-2004.

Investment Adviser and Sub-Adviser

Ultra Blue Capital, LLC (the “Adviser”) is the investment adviser to the Fund.

Toroso Asset Management, LLC (the “Trading Sub-Adviser”) is the trading sub-adviser to the Fund.

Portfolio Manager

Adviser’s Portfolio Manager: Pouya Taaghol, PhD , Principal of the Adviser, has served as the Fund’s portfolio manager since December 2021.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange (i.e., NYSE Arca). The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The investment objective for the UBC Algorithmic Fundamentals ETF is to seek long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders. In addition, the Fund’s policy to invest at least 80% of its net assets in large cap securities may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders. Unless otherwise noted, all other policies of the Fund may be changed without shareholder approval.

ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares Creation Units. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund is actively managed and does not seek to replicate an index. The Fund is classified as “non-diversified” for purposes of the 1940 Act which means it can take larger positions in a limited number of holdings.

The Fund is actively managed by proprietary AI algorithms. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowing for investment purposes) in large cap companies listed on U.S. stock exchanges and markets, including common stocks, ADRs and ETFs that provide exposure to large cap companies. The Adviser defines large cap equity securities as companies with market capitalizations of $10 billion or more, measured at the time of purchase.

In normal market conditions, the Adviser anticipates the Fund will hold 40-100 different positions across a broad spectrum of industries as dictated by its proprietary investment models. The Fund may take larger positions in certain companies and/or industries as dictated by its proprietary investment models. The Fund operates as a "non-diversified" fund which means it can invest in fewer securities at any one time than a diversified fund. The Fund’s systematic investment process is based on rigorous back testing of proprietary and evolving data-driven strategies and is designed to allow the Fund to achieve attractive risk-adjusted returns (i.e., returns made relative to the amount of risk taken). The Fund’s use of a systematic investment process does not guarantee that such risk-adjusted returns will be achieved.

In making investment decisions, the Adviser’s algorithms are trained to invest in profitable companies with predicted expanding fundamentals (i.e., companies demonstrating such things as improved cash flows and earnings per share, reasonable price-to-earnings ratio, and improving price-to-earnings growth and dividend yield). In predicting fundamentals, the Adviser uses its proprietary machine-learnings forecasting algorithms. The proprietary forecasting algorithms generate a wide range of short- to mid-term fundamental predictions for economic metrics, industries, and companies’ fundamentals (including financials and operating metrics) across multiple sectors. These fundamental predictions are underpinned by a highly scalable proprietary backend system which processes factual and market datasets available in the public domain. These datasets include historical financial statements, historical price action for companies, investor sentiment, and leading economic indicators, such as gross domestic product, purchasing manager’s index and consumer purchasing index. The Fund’s portfolio will be actively managed and may have exposure to growth and/or value companies. The Adviser believes that by running multiple independent models it serves as a cross-check for the predictions generated by the models.

The Adviser’s AI-driven algorithms actively identify opportunities and automatically invest, divest, and rebalance the Fund’s portfolio allocation, as well as provide real-time performance monitoring and systematic risk management through both rule-based and machine-learning algorithms to optimize portfolio performance. The risk/performance metrics the Adviser regularly calculates, and uses include Sharpe ratio, Sortino ratio, maximum drawdown, beta, alpha, standard deviation, portfolio turnover, and trading costs. In addition, the Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account anticipated transaction costs associated with trading a particular security. The model parameters the Adviser may optimize include security selection criteria, weighting, diversification, rebalancing frequency, and cash allocation. The Adviser has full discretion to override the machine-learning algorithms at any time, but it is unlikely the Adviser will do so on a regular basis. This would generally occur when portfolio security weightings and/or the portfolio turnover exceed expected thresholds.

The Adviser may employ various overlay strategies for the Fund that are designed to increase return and/or hedge against market risks and/or generate income. One strategy that may be employed by the Adviser involves writing covered calls on the broad market using ETF(s) based options and/or on stock holdings in the Fund. The Fund’s use of covered calls will provide the Fund with income, but it will limit the Fund’s opportunity to profit from an increase in the market value of the underlying security to the exercise price (plus the premium received). The Adviser may write call options on securities indices when the Adviser believes the underlying index is going to be flat or down. Both of these overlay strategies are designed to generate income for the Fund during periods when market conditions are expected to be flat to neutral. Another overlay strategy the Adviser may employ involves the use of short selling. Short selling involves investing in such a way that the Fund will benefit from a decline in value of an asset. The Adviser’s use of short selling will be primarily used to hedge/protect against a perceived risk such as a major market downturn. It is anticipated that the Fund’s use of short selling will typically involve shorting ETF(s) and/or stock holdings in the Fund. The Adviser may purchase put options on securities indices and/or stock holdings that provide downside protection as it relates to the Fund’s exposure to large cap stocks and/or to a market sector that the Adviser has identified as a risk for the Fund.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Principal Risks

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. Investments in equity securities may be more volatile than investments in other asset classes.

Exchange-Traded Funds Risk. In addition to the risks associated with the underlying assets held by the ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities. Investment in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETF in which it invests. Further, certain ETFs in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

Market Risk. The value of securities in the Fund’s overall portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period. The Fund’s performance is highly correlated with the broader stock market and hence carries systematic maket risk. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, many asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance. A reduction in a country’s growth rate could have an adverse effect on the prices of the various stocks held by the Fund.

Management Risk. The strategies used by the Adviser may fail to produce the intended result. The Fund will be actively managed and could experience losses (realized and unrealized) if the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. There can be no guarantee that the investment strategies or the Adviser’s actions as it relates to investment decisions for the Fund will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the Fund’s investment strategies and therefore adversely affect the ability of the Fund to achieve its investment objective.

Quantitative Security Selection Model Risk.  The Adviser’s investment selections for the Fund are typically generated by proprietary machine-learning algorithms that process billions of data points daily. The Adviser has developed its proprietary machine-learning models to predict the future performance of securities and these models were developed through extensive back-testing of proprietary and evolving data from company financial or management filings, trade data across various markets, and price movements. Back testing is the process of assessing how well a trading/investment strategy or analytical method could perform, based on historical data. It is a key component in developing the Fund’s strategy and allows the Adviser to test how a particular strategy has performed in certain market conditions but back testing does not guarantee that such performance will be repeated. All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective. The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate. To protect against data poisoning or manipulation of a quantitative model the Adviser constantly cross checks input data from different sources, back tests and compares data consistency over time, and monitors for anomaly/outliers in the data. In addition, the Adviser cross checks its trading algorithms on independent environments, back tests and compares the performance result consistency over time and monitors the security of their systems and closely controls access to such systems.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Large cap companies may be less able than mid and small cap companies to adapt to changing market conditions. During different market cycles, the performance of large cap companies has trailed the overall performance of the broader securities markets.

Growth Style Risk. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth, or if the Adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value Style Risk. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Foreign Securities Risk. The Fund’s investments in foreign issuers will be through depositary receipts. These investments are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The Fund’s intends to invest in ADRs to gain exposure to foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. In addition to investment risks associated with the underlying issuer, ADRs expose the Fund to additional risks associated with the non-uniform terms that apply to ADR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR. Available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs present the risks described above.

Risks of Investment Selection. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated. Additionally, the Adviser may not implement the investment strategy successfully and the Fund may fail to attract sufficient assets to realize economies of scale. While it is anticipated that the Adviser will purchase and sell securities based on decisions generated by its proprietary trading algorithms, the Adviser has full discretion over investment decisions for the Fund. Therefore, the Adviser has full decision-making power not only if it identifies a potential technical issue or error with the trading platform but also if it believes that the recommended portfolio does not further the Fund’s investment objective or fails to take into account company events such as corporate actions, mergers and spin-offs. Additionally, the Adviser has discretion over the amount of cash maintained in the Fund’s portfolio and the reinvestment of dividends in the Fund’s portfolio, subject to the Fund’s distribution requirements as a regulated investment company for federal income tax purposes. See “Federal Income Taxes” in the Fund’s Statement of Additional Information (“SAI”) for a more complete discussion.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Non-Diversification Risk. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment or limited number of investments. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Portfolio Turnover Rate Risk. A fund with a high rate of portfolio turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. A fund with a high rate of portfolio turnover may also pay more brokerage commissions and may be more likely to incur other transaction costs (including imputed transaction costs), which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays and transactions costs it incurs will vary over time based on market conditions.

New Fund Risk. The Fund is a new ETF and has only recently commenced operations. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in the Fund’s shares. If the Fund does not grow its assets to a viable level it may be difficult for the Adviser to implement the Fund’s investment strategies and achieve the desired portfolio diversification. This could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

New Adviser Risk. The Adviser has not previously managed an ETF but the Adviser has experience managing hedge funds that make investment decisions using proprietary machine-learning algorithms similar to those being used for the Fund.

Options Risk. The Fund’s use of options may result in the Fund being exposed to the following risks:

-	the writer of an option may be assigned an exercise at any time during the option period;

-	disruptions in the markets for underlying instruments could result in losses for options investors;

-	imperfect or no correlation between the option and securities being hedged;

-	the insolvency of a broker could present risks for the broker’s customers; and

-	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund, which may reduce returns. When the Fund sells call options, it receives cash (premium received) but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received).

Short Sale Risk. The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. There is the risk that the security borrowed by the Fund in connection with a short sale would need to be returned to the lenders on short notice. If such request for return of a security occurs at a time when other short sellers of the same security are receiving similar requests, a "short squeeze" can occur, wherein the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security previously sold short with purchases on the open market possibly at prices significantly in excess of the proceeds received earlier in originally selling the security short. Purchasing securities to close out the short position can itself cause the price of the security to rise further, thereby exacerbating any loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

Risks of Hedging. The Fund may engage in “hedging” strategies,including short sales in an effort to protect assets from losses due to declines in the value of the Fund’s portfolio. There are risks in the use of these investment and trading strategies. There can be no assurance that the hedging strategies used will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. If the Fund uses a hedging strategy at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund’s return. No assurance can be given that the Adviser will employ hedging strategies with respect to all or any portion of the Fund’s assets.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

●	Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on NYSE Arca (the “Exchange”), trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund shares will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

●	Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in the Fund’s net asset value (“NAV”) and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Fund shares may trade at a discount to NAV. The market price of Fund shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●	Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

●	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Other Risks for the Fund

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and/or the Fund’s other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and their shareholders. While the Fund have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invest.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus, was first detected in China in December 2019 and spread globally. As of the date of this prospectus, this outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. These types of market disruptions may adversely impact the Fund’s investments, including impairing hedging activity to the extent the Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be determined with any certainty.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.

The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries or globally.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities.  These short-term debt securities include: money market mutual funds, treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When the Fund takes such a position, it may not achieve its investment objective. It is expected that such a defensive change will be rare.

MANAGEMENT

The Investment Adviser. Ultra Blue Capital, LLC (the “Adviser”), 1735 Technology Drive, #650, San Jose, California 95110, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2017.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board; and (iii) is responsible for oversight of the Sub-Adviser. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate of 0.75%.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Trading Sub-Adviser. The Adviser has retained the Trading Sub-Adviser to serve as trading sub-adviser for the Fund. The Trading Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. The Sub-Adviser does not select investments for the Fund’s portfolio. The Sub-Adviser, which has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758, was formed in 2012 and provides investment advisory, investment research, and portfolio construction services to ETF clients. For its services, the Sub-Adviser is paid a fee by the Adviser, which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, as set forth in the table below:

Fee*	Asset Level
0.04%	All Assets

*Subject to a $30,000 annual minimum fee.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and Sub-Advisory Agreement for the Fund will be available in the Fund’s semi-annual report for the period ending March 31, 2022, once that report is produced.

The Portfolio Manager

Adviser Portfolio Manager - Pouya Taaghol, PhD , Principal of the Adviser, has served as the Fund’s portfolio manager since its inception. Dr. Taaghol manages two hedge funds that make investment decisions using proprietary machine-learning algorithms similar to those being used for the Fund. However, Dr. Taaghol has no prior experience managing an ETF. Prior to founding the Adviser, Dr. Taaghol was the Chief Technology Officer of Cisco System Inc’s Smart Home and Intel Corporation’s Mobile Wireless Group where he led technology evolution, intellectual property strategies, ecosystem development, business acquisition, and divesture. Dr. Taaghol has also held senior technical positions at Motorola and NEC. He holds over 25 issued and pending patents in wireless/networking/security/big data, and 150+ publications and contributions to standards bodies. Dr. Taaghol holds a BSc from Sharif University of Technologies (Iran) and a PhD from University of Surrey (UK).

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund.

The Trust

The Fund is a non-diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.ubc-b.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Shares of the Fund is listed for trading on the Exchange. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The Fund may liquidate and terminate at any time without shareholder approval.

APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay all or portion of the redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for shares and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Fund also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. The Fund expects to typically satisfy redemptions in-kind. However, if the Fund satisfies a redemption in cash this may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	A Fund makes distributions,

-	You sell your shares listed on the Exchange, and

-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses affect the Fund’s performance.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund are required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. Citi is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional exchange traded funds and mutual funds.

Citibank, N.A., serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in shares.

Practus, LLP services as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.ubc-b.com.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date hereof, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

The Fund’s annual and semi-annual reports will contain more information about the Fund. The Fund’s annual report will contain a discussion of the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s SAI dated December 10, 2021, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to ETF Opportunities Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (866) 465-2004, by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.ubc-b.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)